February 16, 2024

BNY MELLON STRATEGIC FUNDS, INC.

-BNY Mellon Select Managers Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the fourth paragraph in the sections "Portfolio Management – Sub-advisers and Primary Portfolio Managers" in the summary prospectus and "Fund Summary – Portfolio Management – Sub-advisers and Primary Portfolio Managers" in the prospectus:

Heartland Advisors, Inc. (Heartland). Andrew J. Fleming, CFA is the primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio managed by Heartland, a position he has held since September 2020.

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The following information supersedes and replaces the fourth paragraph in the section "Fund Details – Management – Sub-advisers " in the prospectus:

Heartland Advisors, Inc., 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202, is a boutique independent investment firm launched in 1983 through its predecessor firm. Andrew J. Fleming, CFA has been a primary portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Heartland since September 2020. Mr. Fleming is Vice President at Heartland, where he has been employed since 2012. As of December 31, 2023, Heartland had approximately $2.0 billion in assets under management.

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February 16, 2024

BNY MELLON STRATEGIC FUNDS, INC.

-BNY Mellon Select Manages Small Cap Value Fund

Supplement to Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

Effective as of February 9, 2024, Bradford A. Evans no longer is a portfolio manager of BNY Mellon Select Managers Small Cap Value Fund (the "Fund") and Mr. Andrew J. Fleming has been named as the sole portfolio manager responsible for the day-to-day management of the portion of the Fund's portfolio managed by Heartland Advisors, Inc. Accordingly, all references to Mr. Evans as a portfolio manager of the Fund are removed.

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